                                                                     Exhibit 10


                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization ("the Agreement"), dated as of the 16th day of October, 2000, by and between Water Petroleum and Environmental Technologies Company, a Nevada corporation ("WPET") and SkyGivers, Inc., a Nevada corporation, ("SkyGivers") and the shareholders of SkyGivers ("Shareholders"), with reference to the following:

                   A. WPET is a Nevada corporation organized on April 24, 1997. WPET has authorized capital stock of 75,000,000 shares of common stock, $.0001 par value, of which 1,409,924 shares are issued and outstanding and 25,000,000 shares of preferred stock, $.0001 par value, of which no shares are issued and outstanding.

                  B. SkyGivers, Inc. is a privately held corporation organized under the laws of the State of Nevada on October 5, 2000. SkyGivers has authorized capital stock of 1,000 shares of common stock, $.01 par value, of which 100 shares are issued and outstanding.

                  C. The respective Boards of Directors of WPET and SkyGivers have deemed it advisable and in the best interests of WPET and SkyGivers that SkyGivers be acquired by WPET, pursuant to the terms and conditions set forth in this Agreement.

                  D. WPET and SkyGivers propose to enter into this Agreement which provides among other things that all of the outstanding shares of SkyGivers be acquired by WPET, in exchange for shares of WPET and such additional items as more fully described in the Agreement.

                  E. The parties desire the transaction to qualify as a tax-free reorganization under Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1
                                 THE ACQUISITION

         1.01 At the Closing, a total of 100 common shares, which represents all of the outstanding shares of SkyGivers shall be acquired by WPET in exchange for 7,008,895 restricted common shares of WPET. The shares of WPET to be issued in this transaction shall be issued as set forth in Exhibit A to this Agreement.

         1.02 At the Closing, SkyGivers will cause it's shareholders to deliver certificates for the outstanding shares of SkyGivers, duly endorsed so as to make WPET the sole holder thereof, free and clear of all claims and encumbrances and WPET shall deliver a transmittal letter directed to the transfer agent of WPET directing the issuance of shares to the shareholders of SkyGivers as set forth on Exhibit A of this Agreement.

         1.03 Following the reorganization there will be a total of 12,324,549 shares, $.0001 par value, issued and outstanding in WPET.

         1.04 Following the reorganization, SkyGivers will be a wholly owned subsidiary of WPET.

         1.05 At the closing, Carol Fitzgerald shall be appointed a director of WPET and Curtis Olsen and Allison Olsen shall resign as directors and officers of WPET.

                                    ARTICLE 2
                                   THE CLOSING

         2.01 The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at Westerman Shapiro Draghi & Miller, LLP, 600 Old Country Road, Suite 500, Garden City, New York 11530 on or before November 10, 2000, (the "Closing Date") or at such other place or date and time as may be agreed to in writing by the parties hereto.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF WPET

         WPET hereby represents and warrants to SkyGivers as follows:

         3.01 WPET shall deliver to SkyGivers, on or before Closing, each of the following:

                  (a) Financial Statements. Audited financial statements of WPET including, but not limited to, balance sheets and profit and loss statements for the periods from inception on April 24, 1997 to April 30, 2000, prepared in accordance with generally accepted accounting principles and which fairly present the financial condition of WPET at the dates thereof. (Schedule A)

                  (b) Property. An accurate list and description of all property, real or personal, owned by WPET of a value equal to or greater than $10,000.00. (Schedule B.)

                  (c) Liens and Liabilities. A complete and accurate list of all material liens, encumbrances, easements, security interests or similar interests in or on any of the assets listed on Schedule A. (Schedule C.) A complete and accurate list of all debts, liabilities and obligations of WPET incurred or owing as of the date of this Agreement. (Schedule C.1.)

                  (d) Leases and Contracts. A complete and accurate list describing all material terms of each lease (whether of real or personal property) and each contract, promissory note, mortgage, license, franchise, or other written agreement to which WPET is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by WPET (whether by the terms of such lease, contract, promissory note, license, franchise or other written agreement or as a result of a guarantee of the payment of or indemnity against the failure to pay same) of $1,000.00 or more annually during the twelve-month period ended December 31, 2000, or any consecutive twelve-month period thereafter, except any of said instruments which terminate or are cancelable without penalty during such twelve-month period. (Schedule D.)

                  (e) Loan Agreements. Complete and accurate copies of all loan agreements and other documents with respect to obligations of WPET for the repayment of borrowed money. (Schedule E.)

                  (f) Consents Required. A complete list of all agreements wherein consent to the transaction herein contemplated is required to avoid a default thereunder; or where notice of such transaction is required at or subsequent to closing, or where consent to an acquisition, consolidation, or sale of all or substantially all of the assets is required to avoid a default thereunder. (Schedule F.)

                  (g) Articles and Bylaws. Complete and accurate copies of the Certificate and Articles of Incorporation and Bylaws of WPET together with all amendments thereto to the date hereof. (Schedule G.)

                  (h) Shareholders. A complete list of all persons or entities holding capital stock of WPET or any rights to subscribe for, acquire, or receive shares of the capital stock of WPET (whether warrants, calls, options, or conversion rights), including copies of all stock option plans whether qualified or nonqualified, and other similar agreements. (Schedule H.)

                  (i) Officers and Directors. A complete and current list of all Officers and Directors of WPET. (Schedule I.)

                  (j) Salary Schedule. A complete and accurate list (in all material respects) of the names and the current salary rate for each present employee of WPET who received $10,000.00 or more in aggregate compensation from WPET whether in salary, bonus or otherwise, during the year 1999, or who is presently scheduled to receive from WPET a salary in excess of $10,000.00 during the year ending December 2000, including in each case the amount of compensation received or scheduled to be received, and a schedule of the hourly rates of all other employees listed according to departments. (Schedule J.)

                  (k) Litigation. A complete and accurate list (in all material respects) of all material civil, criminal, administrative, arbitration or other such proceedings or investigations (including without limitations unfair labor practice matters, labor organization activities, environmental matters and civil rights violations) pending or, to the knowledge of WPET threatened, which may materially and adversely affect WPET. (Schedule K.)

                  (l) Tax Returns. Accurate copies of all Federal and State tax returns for WPET for the last fiscal year. (Schedule L.)

                  (m) Agency Reports. Copies of all material reports or filings (and a list of the categories of reports or filings made on a regular basis) made by WPET under ERISA, EEOC, FDA and all other governmental agencies (federal, state or local) during the last fiscal year. (Schedule M.)

                  (n) Banks. A true and complete list (in all material respects), as of the date of this Agreement, showing (1) the name of each bank in which WPET has an account or safe deposit box, and (2) the names and addresses of all signatories. (Schedule N.)

                  (o) Jurisdictions Where Qualified. A list of all jurisdictions wherein WPET is qualified to do business and is in good standing. (Schedule O.)

                  (p) Subsidiaries. A complete list of all subsidiaries of WPET. (Schedule P.) The term "Subsidiary" or "Subsidiaries" shall include corporations, unincorporated associations, partnerships, joint ventures, or similar entities in which WPET has an interest, direct or indirect.

                  (q) Union Matters. An accurate list and description (in all material respects) of all union contracts and collective bargaining agreements of WPET, if any. (Schedule Q.)

                  (r) Employee and Consultant Contracts. A complete and accurate list of all employee and consultant contracts which WPET may have, other than those listed in the schedule on Union Matters. (Schedule R.)

                  (s) Employee Benefit Plans. Complete and accurate copies of all salary, stock options, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of WPET in effect on the date hereof or to become effective after the date thereof, together with copies of any determination letters issued by the Internal Revenue Service with respect thereto. (Schedule S.)

                  (t) Insurance Policies. A complete and accurate list (in all material respects) and a description of all material insurance policies naming WPET as an insured or beneficiary or as a loss payable payee or for which WPET has paid all or part of the premium in force on the date hereof, specifying any notice or other information possessed by WPET regarding possible claims thereunder, cancellation thereof or premium increases thereon, including any policies now in effect naming WPET as beneficiary covering the business activities of WPET. (Schedule T.)

                  (u) Customers. A complete and accurate list (in all material respects) of the customers of WPET, including presently effective contracts of WPET to be assigned to WPET, accounting for the principle revenues of WPET, indicating the dollar amounts of gross income of each such customer for the current period. (Schedule U.)

                  (v) Licenses and Permits. A complete list of all licenses, permits and other authorizations of WPET. (Schedule V.)

3.02 Organization, Standing and Power. WPET is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with all requisite corporate power to own or lease its properties and carry on its businesses as are now being conducted.

3.03 Qualification. WPET is duly qualified and is licensed as a foreign corporation authorized to do business in each jurisdiction wherein it conducts its business operations. Such jurisdictions, which are the only jurisdictions in which WPET is duly qualified and licensed as a foreign corporation, are shown in Schedule O.


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


3.04 Capitalization of WPET. The authorized capital stock of WPET consists of 75,000,000 shares of Common Stock, $.0001 par value, of which 1,409,924 shares are currently issued and outstanding and 25,000,000 shares of Preferred Stock, $.0001 par value, of which no shares are currently issued and outstanding. There are no preemptive rights with respect to the WPET stock.

3.05 Authority. The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate actions, including but not limited to duly and validly authorized action and approval by the Board of Directors, on the part of WPET. This Agreement constitutes the valid and binding obligation of WPET enforceable against it in accordance with its terms, subject to the principles of equity applicable to the availability of the remedy of specific performance. This Agreement has been duly executed by WPET and the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of WPET's Certificate and Articles of Incorporation or Bylaws or of any other agreement, court order or instrument to which WPET is a party or bound by.

3.06 Absence of Undisclosed Liabilities. WPET has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which were not reflected on the financial statements set forth in Schedule A or otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto. As of the Closing, WPET shall have no assets or liabilities of any nature, real, absolute or contingent, other than those resulting from the acquisition of SkyGivers.

3.07 Absence of Changes. Since April 30, 2000 there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of WPET, except for changes resulting from completion of those transactions described in Section 5.01.

3.08 Tax Matters. All taxes and other assessments and levies which WPET is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper government authorities or are held by WPET in separate bank accounts for such payment or are represented by depository receipts, and all such withholdings and collections and all other payments due in connection therewith (including, without limitation, employment taxes, both the employee's and employer's share) have been paid over to the government or placed in a separate and segregated bank account for such purpose. There are no known deficiencies in income taxes for any periods and further, the representations and warranties as to absence of undisclosed liabilities contained in Section 3.06 includes any and all tax liabilities of whatsoever kind or nature (including, without limitation, all federal, state, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by WPET income or business prior to the Closing Date.

3.09 Options, Warrants, etc. Except as otherwise described in Schedule H, there are no outstanding options, warrants, calls, commitments or agreements of any character to which WPET or its shareholders are a party or by which WPET or its shareholders are bound, or are a party, calling for the issuance of shares of capital stock of WPET or any securities representing the right to purchase or otherwise receive any such capital stock of WPET.

3.10 Title to Assets. Except for liens set forth in Schedule C, WPET is the sole unconditional owner of, with good and marketable title to, all assets listed in the schedules as owned by it and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

3.11 Agreements in Force and Effect. Except as set forth in Schedules D and E, all material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which WPET is a party are valid and in full force and effect on the date hereof, and WPET has not breached any material provision of, and is not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of WPET.

3.12 Legal Proceedings, Etc. Except as set forth in Schedule K, there are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of either WPET or the shareholders thereof, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the assets, properties, business or income of WPET. WPET has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

3.13 Governmental Regulation. To the knowledge of WPET and except as set forth in Schedule K, WPET is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of WPET.

3.14 Brokers and Finders. WPET shall be solely responsible for payment to any broker or finder retained by WPET for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein.

3.15 Accuracy of Information. No representation or warranty by WPET contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to SkyGivers pursuant hereto or in connection with the transactions contemplated hereby (including without limitation all Schedules and exhibits hereto) contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

3.16 Subsidiaries. Except as listed in Schedule P, WPET does not have any other subsidiaries or own capital stock representing ten percent (10%) or more of the issued and outstanding stock of any other corporation.

3.17 Consents. Except as listed in Schedule F, no consent or approval of, or registration, qualification or filing with, any governmental authority or other person is required to be obtained or accomplished by WPET or any shareholder thereof in connection with the consummation of the transactions contemplated hereby.

3.18 Improper Payments. Neither WPET, nor any person acting on behalf of WPET has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of WPET (b) any customer, supplier or competitor of WPET or employee of such customer, supplier or competitor, for the purpose of obtaining, retaining or directing business for WPET or (c) any political party or any candidate for elective political office nor has any fund or other asset of WPET been maintained that was not fully and accurately recorded on the books of account of WPET.

3.19 Copies of Documents. WPET has made available for inspection and copying by SkyGivers and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with the Securities and Exchange Commission and all other governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, all filings by WPET with the Securities and Exchange Commission, and all other governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct, to the best knowledge of the Board of Directors of WPET, in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of WPET or adversely effect the objectives of this Agreement with respect to SkyGivers including, but not limited to, the issuance and subsequent trading of the shares of common stock of WPET to be received hereby, subject to compliance by the shareholders of SkyGivers with applicable law.

                                    ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES OF
                                    SKYGIVERS

         SkyGivers hereby represents and warrants to WPET as follows:

4.01 SkyGivers shall deliver to WPET, on or before Closing, the following:

                  (a) Financial Statements. Unaudited financial statements of SkyGivers including, but not limited to, balance sheets and profit and loss statements from inception to the current period, prepared in accordance with generally accepted accounting principles and which fairly present the financial condition of SkyGivers at the dates thereof. (Schedule AA)

                  (b) Property. An accurate list and description of all property, real or personal owned by SkyGivers of a value equal to or greater than $1,000.00. (Schedule BB)

                  (c) Liens and Liabilities. A complete and accurate list of all material liens, encumbrances, easements, security interests or similar interests in or on any of the assets listed on Schedule AA.
         (Schedule CC.) A complete and accurate list of all debts, liabilities and obligations of SkyGivers incurred or owing as of the date of this Agreement. (Schedule CC.1.)

                  (d) Leases and Contracts. A complete and accurate list describing all material terms of material leases (whether of real or personal property) and each contract, promissory note, mortgage, license, franchise, or other written agreement to which SkyGivers is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by SkyGivers (whether by the terms of such lease, contract, promissory note, license, franchise or other written agreement or as a result of a guarantee of the payment of or indemnity against the failure to pay same) of $1,000.00 or more annually during the twelve-month period ended December 31, 1999 or any consecutive twelve-month period thereafter, except any of said instruments which terminate or are cancelable without penalty during such twelve-month period. (Schedule DD.)

                  (e) Loan Agreements. Complete and accurate copies of all loan agreements and other documents with respect to obligations of SkyGivers for the repayment of borrowed money. (Schedule EE.)

                  (f) Consents Required. A complete list of all agreements wherein consent to the transaction herein contemplated is required to avoid a default thereunder; or where notice of such transaction is required at or subsequent to closing, or where consent to an acquisition, consolidation, or sale of all or substantially all of the assets is required to avoid a default thereunder. (Schedule FF.)

                  (g) Articles and Bylaws. Complete and accurate copies of the Articles of Incorporation and Bylaws of SkyGivers, together with all amendments thereto to the date hereof. (Schedule GG.)

                  (h) Shareholders. A complete list of all persons or entities holding capital stock of SkyGivers or any rights to subscribe for, acquire, or receive shares of the capital stock of SkyGivers (whether warrants, calls, options, or conversion rights), including copies of all stock option plans whether qualified or nonqualified, and other similar agreements. (Schedule HH.)

                  (i) Officers and Directors. A complete and current list of all officers and Directors of SkyGivers. (Schedule II.)

                  (j) Salary Schedule. A complete and accurate list (in all material respects) of the names and the current salary rate or each present employee of SkyGivers who received $1,000 or more in aggregate compensation from SkyGivers whether in salary, bonus or otherwise, during the year 1999, or who is presently scheduled to receive from SkyGivers a salary in excess of $1,000.00 during the year ending December 31, 2000, including in each case the amount of compensation received or scheduled to be received, and a schedule of the hourly rates of all other employees listed according to departments. (Schedule JJ.)

                  (k) Litigation. A complete and accurate list (in all material respects) of all material civil, criminal, administrative, arbitration or other such proceedings or investigations (including without limitations unfair labor practice matters, labor organization activities, environmental matters and civil rights violations) pending or, to the knowledge of SkyGivers threatened, which may materially and adversely affect SkyGivers. (Schedule KK.)

                  (l) Tax Returns. Accurate copies of all Federal and State tax returns for SkyGivers, if any. (Schedule LL.)

                  (m) Agency Reports. Copies of all material reports or filings (and a list of the categories of reports or filings made on a regular basis) made by SkyGivers under ERISA, EEOC, FDA and all other governmental agencies (federal, state or local). (Schedule MM.)

                  (n) A true and complete list (in all material respects), as of the date of this Agreement, showing (1) the name of each bank in which SkyGivers has an account or safe deposit box, and (2) the names and addresses of all signatories. (Schedule NN.)

                  (o) Jurisdictions Where Qualified. A list of all jurisdictions wherein SkyGivers is qualified to do business and is in good standing. (Schedule OO.)

                  (p) Subsidiaries. A complete list of all subsidiaries of SkyGivers. (Schedule PP.) The term "Subsidiary" or "Subsidiaries" shall include corporations, unincorporated associations, partnerships, joint ventures, or similar entities in which SkyGivers has an interest, direct or indirect.

                  (q) Union Matters. An accurate list and description (in all material respects of union contracts and collective bargaining agreements of SkyGivers, if any. (Schedule QQ.)

                  (r) Employee and Consultant Contracts. A complete and accurate list of all employee and consultant contracts which SkyGivers may have, other than those listed in the schedule on Union Matters.
         (Schedule RR.)

                  (s) Employee Benefit Plans. Complete and accurate copies of all salary, stock option, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of SkyGivers in effect on the date hereof or to become effective after the date thereof, together with copies of any determination letters issued by the Internal Revenue Service with respect thereto. (Schedule SS.)

                  (t) Insurance Policies. A complete and accurate list (in all material respects) and description of all material insurance policies naming SkyGivers as an insured or beneficiary or as a loss payable payee or for which SkyGivers has paid all or part of the premium in force on the date hereof, specifying any notice or other information possessed by SkyGivers regarding possible claims thereunder, cancellation thereof or premium increases thereon, including any policies now in effect naming SkyGivers as beneficiary covering the business activities of SkyGivers. (Schedule TT.)

                  (u) Customers. A complete and accurate list (in all material respects) of the customers of SkyGivers, including all presently effective contracts of SkyGivers to be assigned to SkyGivers, accounting for the principle revenues of SkyGivers, indicating the dollar amounts of gross revenues of each such customer for the current period. (Schedule UU.)

                  (v) Licenses and Permits. A complete list of all licenses, permits and other authorizations of SkyGivers. (Schedule VV.)

4.02 Organization, Standing and Power. SkyGivers is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, under the name of SkyGivers, Inc., with all requisite corporate power to own or lease its properties and carry on its business as is now being conducted.

4.03 Qualification. SkyGivers is duly qualified and licensed as a foreign corporation authorized to do business in each jurisdiction wherein it conducts business operations. Such jurisdictions, which are the only jurisdictions in which SkyGivers is duly qualified and licensed as a foreign corporation, is shown in Schedule OO.

4.04 Capitalization of SkyGivers. The authorized capital stock of SkyGivers consists of 1,000 shares of Common Stock, $.01 par value, of which the only shares issued and outstanding are 100 shares issued to the shareholders listed on Schedule HH, which shares were duly authorized, validly issued and fully paid and nonassessable. There are no preemptive rights with respect to the SkyGivers stock.

4.05 Authority. The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action, including but not limited to duly and validly authorized action and approval by the Board of Directors, on the part of SkyGivers. This Agreement constitutes the valid and binding obligation of SkyGivers, enforceable against it in accordance with its terms, subject to the principles of equity applicable to the availability of the remedy of specific performance. This Agreement has been duly executed by SkyGivers and the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of SkyGivers 's Articles of Incorporation or Bylaws or of any other agreement, court order or instrument to which SkyGivers is a party or bound.

4.06 Absence of Undisclosed Liabilities. SkyGivers has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which were not reflected on the financial statements set forth in Schedule AA or otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto.

4.07 Absence of Changes. Since its inception, there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of SkyGivers, except for changes resulting from completion of those transactions described in Section 5.02.

4.08 Tax Matters. All taxes and other assessments and levies which SkyGivers is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper government authorities or are held by SkyGivers in separate bank accounts for such payment or are represented by depository receipts, and all such withholdings and collections and all other payments due in connection therewith (including, without limitation, employment taxes, both the employee's and employer's share) have been paid over to the government or placed in a separate and segregated bank account for such purpose. There are no known deficiencies in income taxes for any periods and further, the representations and warranties as to absence of undisclosed liabilities contained in Section 4.06 includes any and all tax liabilities of whatsoever kind or nature (including, without limitation, all federal, state, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by SkyGivers income or business prior to the Closing Date.

4.09 Options, Warrants, etc. Except as otherwise described in Schedule HH, there are no outstanding options, warrants, calls, commitments or agreements of any character to which SkyGivers or its shareholders are a party or by which SkyGivers or its shareholders are bound, or are a party, calling for the issuance of shares of capital stock of SkyGivers or any securities representing the right to purchase or otherwise receive any such capital stock of SkyGivers.

4.10 Title to Assets. Except for liens set forth in Schedule CC, SkyGivers is the sole and unconditional owner of, with good and marketable title to, all the assets and patents listed in the schedules as owned by them and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

4.11 Agreements in Force and Effect. Except as set forth in Schedules DD and EE, all material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which SkyGivers is a party are valid and in full force and effect on the date hereof, and SkyGivers has not breached any material provision of, and is not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of SkyGivers.

4.12 Legal Proceedings, Etc. Except as set forth in Schedule KK, there are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of SkyGivers, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the assets, properties, business or income of SkyGivers. SkyGivers has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

4.13 Governmental Regulation. To the knowledge of SkyGivers and except as set forth in Schedule KK, SkyGivers is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of SkyGivers.

4.14 Broker and Finders. SkyGivers shall be solely responsible for payment to any broker or finder retained by SkyGivers for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein.

4.15 Accuracy of Information. No representation or warranty by SkyGivers contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to WPET pursuant hereto or in connection with the transactions contemplated hereby (including without limitation all Schedules and Exhibits hereto) contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

4.16 Subsidiaries. Except as listed in Schedule PP, SkyGivers does not have any other subsidiaries or own capital stock representing ten percent (10%) or more of the issued and outstanding stock of any other corporation.

4.17 Consents. Except as listed in Schedule FF, no consent or approval of, or registration, qualification or filing with, any other governmental authority or other person is required to be obtained or accomplished by SkyGivers or any shareholder thereof, in connection with the consummation of the transactions contemplated hereby.

4.18 Improper Payments. No person acting on behalf of SkyGivers has made any payment or otherwise transmitted anything of value, directly or indirectly, to
(a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of SkyGivers, or (b) any political party or any candidate for elective political office, nor has any fund or other asset of SkyGivers been maintained that was not fully and accurately recorded on the books of account of SkyGivers.

4.19 Copies of Documents. SkyGivers has made available for inspection and copying by WPET and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with any governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, all filings by SkyGivers with governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of SkyGivers or adversely affect the objectives of this Agreement.

4.20 Investment Intent of Shareholders. Each shareholder of SkyGivers represents and warrants to WPET that the shares of WPET being acquired pursuant to this Agreement are being acquired for his own account and for investment and not with a view to the public resale or distribution of such shares and further acknowledges that the shares being issued have not been registered under the Securities Act and are "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

                                    ARTICLE 5
                      CONDUCT AND TRANSACTIONS PRIOR TO THE
                        EFFECTIVE TIME OF THE ACQUISITION

5.01 Conduct and Transactions of WPET. During the period from the date hereof to the date of Closing, WPET shall:

                  (a) Conduct its operations in the ordinary course of business, including but not limited to, paying all obligations as they mature, complying with all applicable tax laws, filing all tax returns required to be filed and paying all taxes due;

                  (b) Maintain its records and books of account in a manner that fairly and correctly reflects its income, expenses, assets and liabilities.

         WPET shall not during such period, except in the ordinary course of business, without the prior written consent of SkyGivers:

                  (a) Except as otherwise contemplated or required by this Agreement, sell, dispose of or encumber any of its properties or assets;

                  (b) Except as set forth in paragraph 5.01(c) above, declare or pay any dividends on shares of its capital stock or make any other distribution of assets to the holders thereof;

                  (c) Except as set forth in paragraph 5.01(d) above, issue, reissue or sell, or issue options or rights to subscribe to, or enter into any contract or commitment to issue, reissue or sell, any shares of its capital stock or acquire or agree to acquire any shares of its capital stock;

                  (d) Except as otherwise contemplated and required by this Agreement, amend its Articles of Incorporation or merge or consolidate with or into any other corporation or sell all or substantially all of its assets or change in any manner the rights of its capital stock or other securities;

                  (e) Except as contemplated or required by this Agreement, pay or incur any obligation or liability, direct or contingent, of more than $10,000;

                  (f) Incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for obligations of any other party, or make loans or advances to any other party;

                  (g) Make any material change in its insurance coverage;

                  (h) Increase in any manner the compensation, direct or indirect, of any of its officers or executive employees; except in accordance with existing employment contracts;

                  (i) Enter into any agreement or make any commitment to any labor union or organization;

                  (j) Make any capital expenditures.

5.02 Conduct and Transactions of SkyGivers. During the period from the date hereof to the date of Closing, SkyGivers shall:

                  (a) Obtain an investment letter from each shareholder of SkyGivers in a form substantially like that attached hereto as Exhibit B.

                  (b) Conduct the operations of SkyGivers in the ordinary course of business.

         SkyGivers shall not during such period, except in the ordinary course of business, without the prior written consent of WPET:

                  (a) Except as otherwise contemplated or required by this Agreement, sell, dispose of or encumber any of the properties or assets of SkyGivers;

                  (b) Declare or pay any dividends on shares of its capital stock or make any other distribution of assets to the holders thereof;

                  (c) Issue, reissue or sell, or issue options or rights to subscribe to, or enter into any contract or commitment to issue, reissue or sell, any shares of its capital stock or acquire or agree to acquire any shares of its capital stock;

                  (d) Except as otherwise contemplated and required by this Agreement, amend its Articles of Incorporation or merge or consolidate with or into any other corporation or sell all or substantially all of its assets or change in any manner the rights of its capital stock or other securities;

                  (e) Except as otherwise contemplated and required by this Agreement, pay or incur any obligation or liability, direct or contingent, of more than $1,000;

                  (f) Incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for obligations of any other party, or make loans or advances to any other party;

                  (g) Make any material change in its insurance coverage;

                  (h) Increase in any manner the compensation, direct or indirect, of any of its officers or executive employees; except in accordance with existing employment contracts;

                  (i) Enter into any agreement or make any commitment to any labor union or organization;

                  (j) Make any material capital expenditures.

                  (k) Allow any of the foregoing actions to be taken by any subsidiary of SkyGivers.

                                    ARTICLE 6
                              RIGHTS OF INSPECTION

6.01 During the period from the date of this Agreement to the date of Closing of the acquisition, WPET and SkyGivers agree to use their best efforts to give the other party, including its representatives and agents, full access to the premises, books and records of each of the entities, and to furnish the other with such financial and operating data and other information including, but not limited to, copies of all legal documents and instruments referred to on any schedule or exhibit hereto, with respect to the business and properties of WPET or SkyGivers, as the case may be, as the other shall from time to time request; provided, however, if there are any such investigations: (1) they shall be conducted in such manner as not to unreasonably interfere with the operation of the business of the other parties and (2) such right of inspection shall not affect in any way whatsoever any of the representations or warranties given by the respective parties hereunder. In the event of termination of this Agreement, WPET and SkyGivers will each return to the other all documents, work papers and other materials obtained from the other party in connection with the transactions contemplated hereby, and will take such other steps necessary to protect the confidentiality of such material.

                                    ARTICLE 7
                              CONDITIONS TO CLOSING

7.01 Conditions to Obligations of SkyGivers. The obligation of SkyGivers to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by SkyGivers.

                  (a) Representations and Warranties. There shall be no information disclosed in the schedules delivered by WPET which in the opinion of SkyGivers would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of WPET set forth in Article 3 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

                  (b) Performance of Obligations. WPET shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing and WPET shall have complied in all material respects with the course of conduct required by this Agreement.

                  (c) Corporate Action. WPET shall have furnished minutes, certified copies of corporate resolutions and/or other documentary evidence satisfactory to counsel for

         SkyGivers that WPET has submitted with this Agreement and any other documents required hereby to such parties for approval as provided by applicable law.

                  (d) Consents. Execution of this Agreement by the shareholders of SkyGivers and any consents necessary for or approval of any party listed on any Schedule delivered by WPET whose consent or approval is required pursuant thereto shall have been obtained.

                  (e) Financial Statements. SkyGivers shall have been furnished with audited financial statements of WPET including, but not limited to, balance sheets and profit and loss statements from inception to April 30, 2000, prepared in accordance with generally accepted accounting principles and which fairly present the financial condition of WPET at the dates thereof.

                  (f) Statutory Requirements. All statutory requirements for the valid consummation by WPET of the transactions contemplated by this Agreement shall have been fulfilled.

                  (g) Governmental Approval. All authorizations, consents, approvals, permits and orders of all federal and state governmental agencies required to be obtained by WPET for consummation of the transactions contemplated by this Agreement shall have been obtained.

                  (h) Changes in Financial Condition of WPET. There shall not have occurred any material adverse change in the financial condition or in the operations of the business of WPET, except expenditures in furtherance of this Agreement.

                  (i) Absence of Pending Litigation. WPET is not engaged in or threatened with any suit, action, or legal, administrative or other proceedings or governmental investigations pertaining to this Agreement or the consummation of the transactions contemplated hereunder.

                  (j) Authorization for Issuance of Stock. SkyGivers shall have received in form and substance satisfactory to counsel for SkyGivers a letter instructing and authorizing the Registrar and Transfer Agent for the shares of common stock of WPET to issue stock certificates representing ownership of WPET common stock to SkyGivers shareholders in accordance with the terms of this Agreement and a letter from said Registrar and Transfer Agent acknowledging receipt of the letter of instruction and stating to the effect that the Registrar and Transfer Agent holds adequate supplies of stock certificates necessary to comply with the letter of instruction and the terms and conditions of this Agreement.

7.02 Conditions to Obligations of WPET. The obligation of WPET to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by WPET.

                  (a) Representations and Warranties. There shall be no information disclosed in the schedules delivered by SkyGivers, which in the opinion of WPET, would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of SkyGivers set forth in Article 4 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

                  (b) Performance of Obligations. SkyGivers shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing and SkyGivers shall have complied in all respects with the course of conduct required by this Agreement.

                  (c) Corporate Action. SkyGivers shall have furnished minutes, certified copies of corporate resolutions and/or other documentary evidence satisfactory to Counsel for WPET that SkyGivers has submitted with this Agreement and any other documents required hereby to such parties for approval as provided by applicable law.

                  (d) Consents. Any consents necessary for or approval of any party listed on any Schedule delivered by SkyGivers, whose consent or approval is required pursuant thereto, shall have been obtained.

                  (e) Financial Statements. WPET shall have been furnished with unaudited financial statements of SkyGivers including, but not limited to, balance sheets and profit and loss statements from inception to the current period, prepared in accordance with generally accepted accounting principles and which fairly present the financial condition of SkyGivers at the dates thereof.

                  (f) Statutory Requirements. All statutory requirements for the valid consummation by SkyGivers of the transactions contemplated by this Agreement shall have been fulfilled.

                  (g) Governmental Approval. All authorizations, consents, approvals, permits and orders of all federal and state governmental agencies required to be obtained by SkyGivers for consummation of the transactions contemplated by this Agreement shall have been obtained.

                  (h) Employment Agreements. Existing SkyGivers employment agreements will have been delivered to counsel for WPET.

                  (i) Changes in Financial Condition of SkyGivers. There shall not have occurred any material adverse change in the financial condition or in the operations of the business of SkyGivers, except expenditures in furtherance of this Agreement.

                  (j) Absence of Pending Litigation. SkyGivers is not engaged in or threatened with any suit, action, or legal, administrative or other proceedings or governmental investigations pertaining to this Agreement or the consummation of the transactions contemplated hereunder.

                  (k) Shareholder Approval. The SkyGivers shareholders shall have approved the Agreement and Plan of Reorganization.

                                    ARTICLE 8
                          MATTERS SUBSEQUENT TO CLOSING

8.01 Covenant of Further Assurance. The parties covenant and agree that they shall, from time to time, execute and deliver or cause to be executed and delivered all such further instruments of conveyance, transfer, assignments, receipts and other instruments, and shall take or cause to be taken such further or other actions as the other party or parties to this Agreement may reasonably deem necessary in order to carry out the purposes and intent of this Agreement.

                                    ARTICLE 9
                     NATURE AND SURVIVAL OF REPRESENTATIONS

9.01 All statements contained in any written certificate, schedule, exhibit or other written instrument delivered by WPET or SkyGivers pursuant hereto, or otherwise adopted by WPET, by its written approval, or by SkyGivers by its written approval, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by WPET or SkyGivers as the case may be. All representations, warranties and agreements made by either party shall survive for the period of the applicable statute of limitations and until the discovery of any claim, loss, liability or other matter based on fraud, if longer.

                                   ARTICLE 10
           TERMINATION OF AGREEMENT AND ABANDONMENT OF REORGANIZATION

10.01 Termination. Anything herein to the contrary notwithstanding, this Agreement and any agreement executed as required hereunder and the acquisition contemplated hereby may be terminated at any time before the Closing as follows:

                  (a) By mutual written consent of the Boards of Directors of WPET and SkyGivers.

                  (b) By the Board of Directors of WPET if any of the conditions set forth in Section 7.02 shall not have been satisfied by the Closing Date.

                  (c) By the Board of Directors of SkyGivers if any of the conditions set forth in Section 7.01 shall not have been satisfied by the Closing Date.

10.02 Termination of Obligations and Waiver of Conditions; Payment of Expenses. In the event this Agreement and the acquisition are terminated and abandoned pursuant to this Article 10 hereof, this Agreement shall become void and of no force and effect and there shall be no liability on the part of any of the parties hereto, or their respective directors, officers, shareholders or controlling persons to each other. Each party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and any of the documents evidencing the transactions contemplated hereby, including fees, expenses and disbursements of counsel.


                                   ARTICLE 11
                      EXCHANGE OF SHARES; FRACTIONAL SHARES

11.01 Exchange of Shares. At the Closing, WPET shall issue a letter to the transfer agent of WPET with a copy of the resolution of the Board of Directors of WPET authorizing and directing the issuance of WPET shares as set forth on Exhibit A to this Agreement.

11.02 Restrictions on Shares Issued to SkyGivers. Due to the fact that SkyGivers will receive shares of WPET common stock in connection with the acquisition which have not been registered under the 1933 Act by virtue of the exemption provided in Section 4(2) of such Act, those shares of WPET will contain the following legend:

                           The shares represented by this certificate
                  have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold or offered for sale in the absence of an effective Registration Statement for the shares under the Securities Act of 1933 or an opinion of counsel to the Corporation that such registration is not required.

                                   ARTICLE 12
                                  MISCELLANEOUS

12.01 Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada excluding the conflicts of laws.

12.02 Notices. All notices necessary or appropriate under this Agreement shall be effective when personally delivered or deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, and addressed to the parties last known address which addresses are currently as follows:

                  If to "WPET"

                  Water Petroleum & Environmental Technologies Company 5228 S. 900 E. Suite 202
                  Salt Lake City,  UT  84117
                  Attn:  Curtis Olsen, President

                  With copies to:
                  Cletha A. Walstrand, Esq.
                  Lehman Walstrand & Associates, LLC
                  620 Judge Building
                  8 East Broadway
                  Salt Lake City,  UT  84111-2204

                  If to "SkyGivers"

                  SkyGivers, Inc.
                  165 Main Street
                  Penn Yan,  NY  14527
                  Attn:  Carol Fitzgerald, President

                  With copies to:
                  Alan C. Ederer, Esq.
                  Westerman Shapiro Draghi & Miller, LLP
                  600 Old Country Road, Suite 500
                  Garden City,  NY  11530

12.03 Amendment and Waiver. The parties hereby may, by mutual agreement in writing signed by each party, amend this Agreement in any respect. Any term or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, such waiver right shall include, but not be limited to, the right of either party to:

                  (a) Extend the time for the performance of any of the obligations of the other;

                  (b) Waive any inaccuracies in representations by the other contained in this Agreement or in any document delivered pursuant hereto;

                  (c) Waive compliance by the other with any of the covenants contained in this Agreement, and performance of any obligations by the other; and

                  (d) Waive the fulfillment of any condition that is precedent to the performance by the party so waiving of any of its obligations under this Agreement. Any writing on the part of a party relating to such amendment, extension or waiver as provided in this Section 12.03 shall be valid if authorized or ratified by the Board of Directors of such party.

12.04 Remedies not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by WPET or SkyGivers shall not constitute a waiver of the right to pursue other available remedies.

12.05 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.06 Benefit. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of WPET and SkyGivers and its shareholders.

12.07 Entire Agreement. This Agreement and the Schedules and Exhibits attached hereto, represent the entire agreement of the undersigned regarding the subject matter hereof, and supersedes all prior written or oral understandings or agreements between the parties.

12.08 Each Party to Bear its Own Expense. WPET and SkyGivers shall each bear their own respective expenses incurred in connection with the negotiation, execution, closing, and performance of this Agreement, including counsel fees and accountant fees.

12.09 Captions and Section Headings. Captions and section headings used herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

Executed as of the date first written above.

Water Petroleum & Environmental                   SkyGivers, Inc.
Technologies Company                              a Nevada corporation
a Nevada corporation

By:                                        By:
    ---------------------------                --------------------------------
Curtis Olsen, President                           Carol Fitzgerald, President

         The undersigned hereby approves the Agreement and Plan of Reorganization with Water Petroleum & Environmental Technologies Company, a Nevada corporation. The undersigned hereby represents and warrants that the undersigned has read the Agreement and Plan of Reorganization with Water Petroleum & Environmental Technologies Company and understands its terms and conditions.

Shareholders of SkyGivers, Inc., a Nevada corporation




---------------------------------------
Carol Fitzgerald

                                    EXHIBIT A


       NAME OF                                   NUMBER OF
     SHAREHOLDER                                  SHARES
     -----------                                 ---------
     Carol Fitzgerald                            7,008,895


                                    EXHIBIT B
                       INVESTMENT REPRESENTATION STATEMENT

ACQUIRER:         Carol Fitzgerald
ISSUER:           Water Petroleum & Environmental Technologies Company
SECURITY:         Common Stock, par value $.0001
QUANTITY:         7,008,895 Shares

         In connection with the acquisition of the above-listed Securities of the Company, I, the purchaser represent to the Company the following:

         (1) INVESTMENT. I am aware of the Company's business affairs and financial condition. I am acquiring the Securities for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933 (as Amended). These securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends on, among other things, the bona fide nature of the investment intent as expressed herein. In this connection I understand that, in view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities or for the period of one year or any other fixed period in the future.

         (2) RESTRICTIONS ON TRANSFER UNDER SECURITIES ACT. I further acknowledge and understand that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

         (3) SALES UNDER RULE 144. I am aware of the adoption of Rule 144 by the SEC promulgated under the Securities Act, which in substance permits limited public resale of securities acquired in a non- public offering subject to the satisfaction of certain conditions, including: (i) the availability of certain current public information about the Company, (ii) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a " market maker," and (iv) the amount of securities sold during any three-month period not exceeding specified limitations (generally 1% of the total shares outstanding).

         (4) LIMITATIONS ON RULE 144. I further acknowledge and understand that the Company is not now, and at any time I wish to sell the Securities may not be, satisfying the public information requirement of Rule 144, and, in such case, I would be precluded from selling the Securities under Rule 144 even if the minimum holding period had been satisfied.

         (5) SALES NOT UNDER RULE 144. I further acknowledge that, if all the requirements of Rule 144 are not met, then Regulation A, or some other registration exemption will be required; and that, although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion (i) that persons proposing to sell private placement securities other than in a registered offering or exemption from registration is available for such offers or sales, and (ii) that such persons and the brokers who participate in the transactions do so their own risk.

         (6) STOP TRANSFER INSTRUCTIONS. I further understand that stop transfer instructions will be in effect with respect to the transfer of the Securities consistent with the above.

         (7) ADDITIONAL REPRESENTATIONS AND WARRANTIES. In addition, I represent and warrant:

                  (i) That I have had the opportunity to ask questions of, and receive answers from, the Company ( or any person acting on its behalf) concerning the Company and my proposed acquisition of the Securities;

                  (ii) That I have concluded that I have sufficient information upon which to base my decision to acquire the Securities;

                  (iii) That I have made my own determination of the value of the Securities and have not relied upon any statements, representations or warranties of the Company regarding the value of the Securities or the business prospects of the Company;

                  (iv) That I understand that in acquiring the Securities, I am making a highly speculative investment with the knowledge that the Company is in the initial stages of development;

                  (v) That I am capable of bearing the economic risk and burdens of the investment, the possibility of complete loss of all of the investment, and the possible inability to readily liquidate the investment due to the lack of public market; and

                  (vi) That I understand that, in selling and transferring the Securities, the Company had relied upon an exemption from the registration requirements of the Securities Act and that, in an attempt to effect compliance with all the conditions of such exemption, the Company is relying in good faith upon all of my foregoing representations and warranties.

SIGNATURE OF ACQUIRER                                Date:
                                                           -------------------


--------------------------------------
Carol Fitzgerald